Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
April 30, 2001



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.4251%



        Excess Protection Level
          3 Month Average   7.82%
          April, 2001   7.65%
          March, 2001   8.24%
          February, 2001   7.56%


        Cash Yield                                  19.61%


        Investor Charge Offs                         4.98%


        Base Rate                                    6.99%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            9.33%


        Total Payment Rate                          13.70%


        Total Principal Balance                     $58,171,313,434.78


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $5,425,622,873.29